Exhibit 99.1

PRESS RELEASE

Avnet, Inc.
2211 South 47 Street
Phoenix, AZ 85034

Avnet, Inc. Acquires Majority Interest in MSC Investoren GmbH

Strengthens Leadership Position in Semiconductor Distribution While
Expanding Presence in Embedded Computing and Display Solutions

Phoenix, Ariz. – October 1, 2013 – Avnet, Inc. (NYSE:AVT) announced today that it has acquired a majority interest in MSC Investoren GmbH (“MSC Group”) as the first step of a two part transaction in which Avnet will ultimately acquire the remainder of the company. MSC is a recognized value-add distributor focused on electronic component distribution, embedded computing technology and display solutions, as well as design and manufacturing. MSC leverages its unique combination of distribution, production and system integration capability to address the emerging customer demand for more complex electronic products. In calendar year 2012, MSC generated revenue in excess of US$450 million, with embedded computer technology (including display solutions) accounting for almost 50 percent of its sales.

Patrick Zammit, President of Avnet Electronics Marketing EMEA, said, “The acquisition of the MSC Group further strengthens our leadership position in electronic component distribution while adding a new growth opportunity in embedded computing and display solutions. MSC’s strength in systems level solutions expands our portfolio to address the increasingly complex needs of our customer base in the European industrial electronics market. We are excited to welcome the talented team of MSC Group into our organization. I am confident that the combined organization will allow us to serve the technology value chain deeper and wider and accelerate profitable growth in the region.”

Founded in 1979, MSC Group has grown from a product distributor to a consultative partner for customers in the automotive, industrial automation, telecom, information systems and medical device markets. MSC Group’s logistics and distribution capabilities, along with its competence in board-level assemblies and system integration, allows it to address customers’ increasing requirements along the electronics value chain. With a team of field application engineers and product specialists, MSC Group provides a range of technical support throughout the entire product development cycle from design to finished system. The operations of MSC Group will become part of the European business region of Avnet Electronics Marketing.

This acquisition is expected to be immediately accretive to earnings and achieve Avnet’s return on capital goal of 12.5 percent.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management’s current expectations and are subject to uncertainty and changes in facts and circumstances. The forward-looking statements herein include statements addressing future financial and operating results of Avnet and may include words such as “will,” “anticipate,” “expect,” believe,” “intend,” and “should,” and other words and terms of similar meaning in connection with any discussions of future operating or financial performance or business prospects. Actual results may vary materially from the expectations contained in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the Company’s ability to retain and grow market share and to generate additional cash flow, risks associated with any acquisition or disposition activities, the successful integration of acquired companies, any significant and unanticipated sales decline, changes in business conditions and the economy in general, changes in market demand and pricing pressures, any material changes in the allocation of product or product rebates by suppliers and other competitive and/or regulatory factors affecting the businesses of Avnet generally.

More detailed information about these and other factors is set forth in Avnet’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K, Form 10-Q and Form 8-K. Except as required by law, Avnet is under no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

About Avnet

Avnet, Inc. (NYSE:AVT), a Fortune 500 company, is one of the largest distributors of electronic components, computer products and embedded technology serving customers globally. Avnet accelerates its partners’ success by connecting the world’s leading technology suppliers with a broad base of customers by providing cost-effective, value-added services and solutions. For the fiscal year ended June 29, 2013, Avnet generated revenue of $25.5 billion. For more information, visit www.avnet.com. (AVT—IR)

Visit Avnet’s Investor Relations Website at www.ir.avnet.com or contact us at investorrelations@avnet.com.

Investor Relations Contact:
Avnet, Inc.
Vincent Keenan
480-643-7053
Vice President, Investor Relations
vincent.keenan@avnet.com

Public Relations Contact:
Avnet Electronics Marketing EMEA
Georg Steinberger
+49 (0) 8121 774 203
Vice President, Communications
georg.steinberger@avnet.eu
or

Public Relations Contact:
Avnet, Inc.
Michelle Gorel
480-643-7653
Vice President, Public Relations & Corporate Communications
michelle.gorel@avnet.com